UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2020
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2020, Designer Brands Inc. (the “Company”) announced that William L. Jordan has been named Chief Growth Officer of the Company, effective immediately. Mr. Jordan previously served as Executive Vice President of the Company and President of DSW Shoe Warehouse, Inc., a wholly owned subsidiary of the Company, since February 2019.

As part of this transition, Roger L. Rawlins, Chief Executive Officer of the Company, will serve as Interim President of DSW Shoe Warehouse, Inc. and will assume the functions of the Company’s principal operating officer previously held by Mr. Jordan, effective immediately. Mr. Rawlins, age 53, has served as Chief Executive Officer and as a director of the Company since January 2016. Prior to that, Mr. Rawlins held various positions in the Company including Executive Vice President and Chief Innovation Officer; Executive Vice President, Omni Channel; Senior Vice President and General Manager of DSW.com; and Vice President, Finance and Controller.

Item 7.01 Regulation FD Disclosure.
On February 18, 2020, the Company announced that based on preliminary, unaudited results, it expects to meet its previously stated full year 2019 guidance. The Company will issue fourth quarter and full year 2019 results, as well as 2020 guidance, on March 17, 2020.
As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 and Exhibit 99.1 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Designer Brands Inc., dated February 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	February 18, 2020